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                                                                   EXHIBIT 10.35


                  SUPPLY AGREEMENT FOR STAR SCIENTIFIC BLEND

         THIS AGREEMENT entered into and effective as of this 1st day of January, 2000 by and between BROWN & WILLIAMSON TOBACCO CORPORATION, a Delaware corporation with its principal office at 1500 Brown & Williamson Tower, Louisville, Kentucky 40202 (hereinafter "B&W"), and STAR TOBACCO AND PHARMACEUTICALS, INC., a Virginia corporation having its principal address at 16 South Market Street, Petersburg, Virginia (hereinafter "Star") (individually a "Party" and collectively the "Parties").

                             W I T N E S S E T H:

         WHEREAS, B&W and Star are in the business of manufacturing cigarettes, including the manufacture and processing of component parts of cigarettes; and

         WHEREAS, blended cut tobacco is an important component of Star's cigarette products; and

         WHEREAS, Star is willing to pay B&W to acquire and blend, and B&W agrees to acquire and blend for Star, cut tobacco material in accordance with the terms and conditions of this agreement (the "Agreement"); and

         WHEREAS, B&W will provide additional services to Star, including the procurement of leaf stocks, blend formulation and administrative services;

         NOW THEREFORE, in consideration of the mutual representations, warranties and covenants and subject to the terms and conditions herein contained, the Parties hereto agree as follows:

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1.       DEFINITIONS

         1.01 "Star Scientific Blend" as used herein means blended tobacco prepared by B&W which B&W may supply to Star from time to time hereunder, having the Specifications and properties set forth by Star in Appendix A attached hereto and made a part hereof, as revised form time to time by written agreement of the Parties.

         1.02 "B&W's Factory" shall mean B&W's manufacturing facility located in Macon, Georgia.

         1.03 "Specifications" shall mean the properties and ingredients of Star Scientific Blend as set forth in Appendix "A."

         1.04 "Blend" or any other form of the word shall mean the processing of tobacco materials into Star Scientific Blend.

         1.05 "Order(s)" shall mean Star's written instructions, to B&W to Blend tobacco Materials into stated quantities of Star Scientific Blend.

         1.06 "Materials" shall mean casings, flavorings, and other materials normally utilized in cut tobacco processing.

         1.07 "Cigarette Manufacturing Agreement" means an agreement between Star and B&W dated January 1, 2000 for the manufacture of cigarettes for Star by B&W.

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         1.08 "Affiliated B&W Companies" means B&W and all other domestic and international companies in which British American Tobacco, p.l.c. owns, directly or indirectly, a thirty percent (30%) or greater equity interest.

2.       SUPPLY OF STAR SCIENTIFIC BLEND

         During the term of this Agreement, B&W agrees to acquire and blend cut tobacco pursuant to Star's specifications and sell Star Scientific Blend to Star and Star agrees to accept and purchase Star Scientific Blend from B&W in accordance with the terms set forth herein.

         All Orders under this Agreement shall be submitted to B&W at B&W's Factory and shall set forth the type of Star Scientific Blend (i.e., non-menthol or menthol), the quantity in pounds of each type to be purchased, and the general shipping instructions including a destination address. The terms and conditions of this Agreement: (i) shall be deemed incorporated into and made a part of each Order, and (ii) shall not be modified, supplemented, or superseded by any terms or conditions in a purchase order or acknowledgment or acceptance thereof, except as expressly agreed to in a writing separate from such purchase order signed by authorized representatives of both Parties and specifying the extent to which such purchase order overrides the terms and conditions of this Agreement. B&W shall accept all Orders that conform to the terms of this Agreement which are consistent with the Firm Commitment issued in accordance with paragraph 3.02 provided that Star is not in default under this Agreement.

         Star will utilize the Star Scientific Blend [***]


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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[***].


3.       PRICES, INVOICES, FORECASTING

         3.01 The price for Star Scientific Blend for delivery on or before December 31, 2000 shall be as set forth in Schedule A appended hereto.

         Subsequent to the Year 2000, prices shall be determined on an annual basis and appended hereto as Schedule A, on or before November 1 of the preceding year to reflect changes in stock availability, market conditions, buying expense, anticipated processing yields, and other factors that effect the overall cost of the Star Scientific Blend. These prices include packaging in mutually acceptable containers and are [***].

         Prices shall be subject to change if the Star Scientific Blend or Materials are changed or if Star requires additional blends other than those set forth in Appendix A. In the event of a change in the importation duty rates and/or the Tariff Rate Quota (TRQ) system or changes in other costs to import tobacco into the United States which is used for the Star Scientific Blend, B&W reserves the right to re-negotiate selling prices.

         Identification of the goods to the contract shall occur and therefore title and risk of loss will transfer to Star when they are placed in the hands of the carrier. [***]


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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[***]. The container and shipping pallets will remain the property of B&W. Star shall return the container and shipping pallets to B&W's Factory or other designated location within thirty (30) days of receipt at Star's expense. The returned containers and pallets shall be reasonably clean, neatly stacked, and properly secured.

         3.02 Within thirty (30) days following the signing of this Agreement and on or before the first workday of each following calendar quarter, throughout the duration of this Agreement, Star shall issue a forecast, by quarter, of the anticipated requirements for Star Scientific Blend for the next twelve months, for shipment to Star under the terms of this Agreement. Additionally, Star shall provide B&W by July 1st of each year a Firm Commitment for its requirements for Star Scientific Blend for the next calendar year (the "Firm Commitment") and an estimate of the requirements for Star Scientific Blend for the calendar year following the Firm Commitment.

         [***]

         [***]


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

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[***]

         3.03 Star will pay B&W for all Star Scientific Blend [***], by wire transfer to the account of B&W as follows:

                      [***]

         3.04 In the event Star does not timely pay any amounts due B&W pursuant to this Agreement, Star shall pay late charges on such past due amounts at a monthly rate of [***] (or, if less, the maximum interest rate then allowed under applicable law). If any invoice to Star under this Agreement or the Cigarette Manufacturing Agreement for the manufacture of cigarettes for Star by B&W is more than seven (7) days past due, [***].

         3.05 B&W hereby reserves a vendor's lien purchase money security interest in the Star Scientific Blend sold to Star to secure the payment of the purchase price of the Star Scientific Blend as provided for in this Agreement. Star will execute such additional instruments as B&W may reasonably request in order to perfect the purchase money security interest hereby reserved.


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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4.       TERM

         4.01 The initial term of this Agreement shall terminate on [***] and thereafter it shall automatically renew for successive one-year renewal terms, subject to the right of either Star or B&W to terminate this Agreement for any reason on at least one (1) year's prior written advance notice to the other Party but such notice may not be effective until [***]. Notwithstanding the foregoing provisions of this paragraph, the provisions of Paragraphs 5, 7 and 9 shall survive any expiration or earlier termination of this Agreement.

         4.02 This Agreement may also be terminated by either Party in the event of any material breach of any of the terms hereof, if the offending Party, after having been given written notice of such breach, shall fail to cure such breach within [***] of receipt of such notice. In such event, the non-offending Party may elect to give notice of termination of this Agreement, effective as of the date provided in such notice, but no later than [***] after the expiration of the cure period. Failure to so terminate within such [***] period shall be deemed to be a waiver only of the specific event of breach with respect to which such notice of breach was given.

         4.03 [***]

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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[***]

5.       FAILURE TO MEET STAR SPECIFICATIONS

         5.01 B&W will certify that each shipment of Star Scientific Blend meets the Specifications as outlined in Appendix A hereof.

         5.02 Star may, at its option, reject any shipment which, in Star's reasonable opinion is not suitable for use, such reasons for rejection including, but not limited to, contamination such as mold, odor, padding, unacceptable particle size or foreign matter or which does not meet the Specifications as represented by a proper analysis of the shipment; or Star may accept the shipment at a mutually agreed upon price not to exceed the then existing price for Star Scientific Blend. B&W may, in its sole discretion, dispose of the rejected material in any manner it elects and shall bear the cost of disposal. Star shall not return any rejected material until B&W is notified in writing by Star concerning the reason for rejection, and B&W shall have had the opportunity to inspect the rejected material. B&W's liability in the event of a valid rejection of a shipment shall be limited to the removal and replacement of the rejected product with product conforming to Star's Specifications without additional cost to Star.


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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         EXCEPT AS EXPRESSLY PROVIDED HEREIN, B&W MAKES NO REPRESENTATIONS OR
WARRANTIES OF ANY KIND TO STAR OR ITS CUSTOMERS, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. FURTHERMORE, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE RESPONSIBLE FOR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATING TO THE USE OF THE STAR SCIENTIFIC BLEND FURNISHED, WHETHER SUCH CLAIM IS BASED ON BREACH OF WARRANTY, CONTRACT, TORT, OR OTHER DAMAGES OR WHETHER ANY OTHER REMEDY PROVIDED HEREIN FAILS.

6.       STAR ACCESS TO B&W'S FACILITIES

         Star shall, on reasonable notice and during such periods that B&W is blending Star Scientific Blend for Star, have access to those areas of the B&W's Factory reasonably necessary to allow Star to observe and inspect B&W's processing of Star Scientific Blend.

7.       CONFIDENTIALITY

         7.01 Each Party shall use its reasonable efforts to insure that all information with respect to confidential information of the other Party is kept confidential.

         7.02 The respective obligations of Star and B&W under this Paragraph 9 shall not apply to any information that (i) is or becomes public without breach of this Agreement, (ii) is developed independently by the Party receiving the information without use of any confidential

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information disclosed by the other Party under this Agreement, or (iii) is in the possession of the Party receiving the information prior to its receipt of the information, or (iv) becomes known to the Party receiving the information from a source other than the disclosing Party.

8.       FORCE MAJEURE

         8.01 B&W shall not be liable to Star by reason of delay for non-performance, if and so long as such delay or non-performance is caused by occurrences beyond the reasonable control of B&W (hereinafter "Force Majeure Event") including, but not limited to the following: acts of God; expropriation or confiscation of facilities; compliance with any regulation, order or law of any governmental authority; shortage or unavailability of materials, equipment or labor through no fault of B&W; criminal acts; acts of war, rebellion, insurrection or sabotage, or damage resulting therefrom; fires, floods, explosions, and washouts; accidents, epidemics, breakdowns, riots, strikes or other industrial disturbances, whether direct or indirect; or any cause, whether or not of the same class or kind as those specifically named above, not within the reasonable control of the Party whose performance is affected. In the event a Force Majeure Event continues for more than sixty (60) days), Star may in its sole discretion, terminate the affected Order, or may terminate this Agreement within seventy-five (75) days from the date of the first occurrence of the Force Majeure Event.

         8.02 [***]

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

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[***]


9.       INDEMNIFICATION

         9.01 Each Party hereby agrees to indemnify, protect, save and keep harmless the other Party, its parent, affiliates and subsidiaries and the directors, officers, employees, agents, successors and assigns of each of them, from and against any and all liabilities, obligations, costs, expenses (including reasonable attorneys' fees), losses, damages, penalties, judgments, claims, actions and suits brought by or through any third Party (herein collectively called "liabilities") imposed on, incurred or asserted against any one or more of them because of the breach of the other Party's obligations hereunder.

         9.02 Star agrees to indemnify, protect, save and keep harmless B&W, its parent, affiliates and subsidiaries and the directors, officers, employees, agents, successors and assigns of each of them, from and against any and all liabilities, obligations, costs, expenses (including reasonable attorneys' fees), losses, damages, penalties, judgments, claims, actions and suits brought by or through any third Party (hereinafter collectively called "the liabilities") imposed on, incurred by or asserted against any one or more of them because of the sale, resale, consumption or use of any of the Star Scientific Blend, or any product made therefrom by [***]


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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[***]

         9.03 Each Party agrees to give the other Party prompt written notice of any claimed liabilities coming within the purview of this paragraph 9 and to cooperate fully in the defense thereof.

10.      MISCELLANEOUS PROVISIONS

         10.01 This Agreement shall inure to the benefit of and be binding upon each of the Parties hereto and their respective successors and assigns. B&W shall not, directly or indirectly, in whole or in part, assign any of its rights under this Agreement except in connection with the sale of B&W's Factory or a merger, consolidation or sale of all, or substantially all, of the assets of B&W's business. Star shall not, directly or indirectly, in whole or in part, assign any of its rights and/or obligations under this Agreement without the prior written consent of B&W except in connection with a merger, consolidation or sale of all, or substantially all, of the assets of Star's business. In the event that either Party shall assign this Agreement at any time for any reason, the other Party shall have the option to immediately (within [***] of receipt of the notice of any such new successor or assignee) terminate this Agreement effective [***] after written notice to the other Party.

         10.02 Each and every one of the provisions of this Agreement is subject to modification by reason of law, ruling, order, or regulation made by a competent governmental authority affecting either Party.


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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         10.03 All material notices given by either Party to the other Party under the provisions of this Agreement shall be forwarded to and effective upon receipt by:

                         BROWN & WILLIAMSON TOBACCO CORPORATION
                         2600 Weaver Road
                         Macon, GA 31298
                         Attn: [***]

                         STAR SCIENTIFIC, INC.
                         16 South Market Street
                         Petersburg, VA 23803
                         Attn: Jonnie R. Williams

        with a copy to:

                         BROWN & WILLIAMSON TOBACCO CORPORATION
                         Brown & Williamson Tower
                         401 South 4th Avenue
                         Louisville, KY 40202

or at such other addresses that either Party may from time to time designate by written notice as its address or addresses for the purposes thereof.

         10.04 This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of Georgia.

                            [SIGNATURE PAGE FOLLOWS]


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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          SIGNATURE PAGE TO SUPPLY AGREEMENT FOR STAR SCIENTIFIC BLEND



         IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto by their respective officers thereunto duly authorized, as of the date first above written.

                                          BROWN & WILLIAMSON TOBACCO CORPORATION


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          STAR TOBACCO AND PHARMACEUTICALS, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title: